                            SCHEDULE 14A INFORMATION
Proxy Statement Pursuant To Section 14(a) of the Securities Exchange Act of 1934

FILED BY THE REGISTRANT                      [X]
FILED BY A PARTY OTHER THAN THE REGISTRANT   [ ]
Check the appropriate box:
[ ]      Preliminary Proxy Statement
[ ]      Confidential, for Use of the Commission Only (as permitted by Rule
            14a-6(e)(2))
[X]      Definitive Proxy Statement
[ ]      Definitive Additional Materials
[ ]      Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                                 PACIFICNET INC.
                                 ---------------
                (Name of Registrant as Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box):
[X]      No fee required
[ ]      Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
         0-11.

(1)      Title of each class of securities to which transaction applies:
________________________________________________________________________________
(2)      Aggregate number of securities to which transaction applies:
________________________________________________________________________________
(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
________________________________________________________________________________
(4)      Proposed maximum aggregate value of transaction:
________________________________________________________________________________
(5)      Total fee paid:
[ ]      Fee previously paid with preliminary materials.
[ ]      Check box if any part of the fee is offset as provided by Exchange
         Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)      Amount Previously Paid:
________________________________________________________________________________
(2)      Form, Schedule or Registration Statement No.:
________________________________________________________________________________
(3)      Filing Party:
________________________________________________________________________________
(4)      Date Filed:
________________________________________________________________________________

                                 PACIFICNET INC.

                         -----------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                         TO BE HELD ON DECEMBER 24, 2003

                         -----------------------------

TO THE STOCKHOLDERS OF PACIFICNET INC:

         The Annual Meeting of the Stockholders of PacificNet Inc., a Delaware corporation (the "Company'), will be held on December 24, 2003, at 10:00 a.m. (Hong Kong time), at the Company's executive offices located at Room 3813, Hong Kong Plaza, 188 Connaught Road West, Hong Kong, for the following purposes:

         1. To elect eight (8) directors to the Board of Directors of the Company to serve until the next annual meeting of stockholders and until their successors are duly elected and qualified;

         2. To ratify previous issuances of shares of the Company's common stock, par value $0.0001(the "Common Stock") to directors and officers of the Company as compensation for services provided to the Company;

         3. To amend the Company's 1998 stock option plan (the "1998 Plan") to increase the number of shares that may be granted as stock option awards under the 1998 Plan;

         4. To ratify the appointment of Clancy and Co., P.L.L.C., as the Company's independent auditors; and

         5. To transact any other business as may properly be presented at the Annual Meeting or any adjournment or postponement thereof.

         Stockholders of record at the close of business on November 7, 2003 (the "Record Date") are entitled to notice of, and to vote at, the Annual Meeting or any adjournment thereof.

         Your attention is directed to the Proxy Statement accompanying this Notice for a more complete statement of matters to be considered at the Annual Meeting.

YOUR VOTE IS IMPORTANT. YOU ARE REQUESTED TO CAREFULLY READ THE PROXY STATEMENT. PLEASE SIGN, DATE AND RETURN YOUR PROXY IN THE ENCLOSED ENVELOPE.

                                             By Order of the Board of Directors,


                                             /s/ Victor Tong
                                             -----------------------------------
                                             Name:  Victor Tong
                                             Title: Secretary and Executive
                                                    Director of PacificNet Inc.

Hong Kong
Dated: November 24, 2003

                                 PACIFICNET INC.

                         -----------------------------

                                 PROXY STATEMENT
                                       FOR
                         ANNUAL MEETING OF STOCKHOLDERS
                         TO BE HELD ON DECEMBER 24, 2003

                         -----------------------------

                                  INTRODUCTION

         Your proxy is solicited by the Board of Directors of PacificNet Inc., a Delaware corporation (the "Company"), for use at the Annual Meeting of Stockholders to be held on December 24, 2003, at 10:00 a.m. (Hong Kong Time), at the Company's executive offices located at Room 3813, Hong Kong Plaza, 188 Connaught Road West, Hong Kong, and at any adjournment thereof (the "Annual Meeting"), for the following purposes:

         1. To elect eight (8) directors to the Board of Directors of the Company to serve until the next annual meeting of stockholders and until their successors are duly elected and qualified;

         2. To ratify previous issuances of shares of the Company's common stock, par value $0.0001 per share (the "Common Stock") to directors and officers of the Company as compensation for services provided to the Company;

         3. To amend the Company's 1998 stock option plan (the "1998 Plan") to increase the number of shares that may be granted as stock option awards under the 1998 Plan;

         4. To ratify the appointment of Clancy and Co., P.L.L.C. as the Company's independent auditors; and

         5. To transact any other business as may properly be presented at the Annual Meeting or any adjournment or postponement thereof.

         The Board of Directors has set November 7, 2003 as the record date (the "Record Date") to determine those holders of Common Stock, who are entitled to notice of, and to vote at the Annual Meeting. The Company expects that the Notice of Annual Meeting, Proxy Statement and form of proxy will first be mailed to stockholders on or about November 24, 2003.

                        GENERAL INFORMATION ABOUT VOTING

WHO CAN VOTE?

         You can vote your shares of Common Stock if our records show that you owned the shares on the Record Date. As of the close of business on the Record Date, a total of 6,162,977 shares of Common Stock are entitled to vote at the Annual Meeting. Each share of Common Stock is entitled to one (1) vote on matters presented at the Annual Meeting.

HOW DO I VOTE BY PROXY?

         Follow the instructions on the enclosed proxy card to vote on each proposal to be considered at the Annual Meeting. Sign and date the proxy card and mail it back to us in the enclosed envelope.

         The enclosed proxy, when properly signed and returned to the Company, will be voted by the proxy holders at the Annual Meeting as directed by the proxy. Proxies which are signed by stockholders but which lack any such specification will be voted in favor of the proposals set forth in the Notice of Annual Meeting.

WHAT IF OTHER MATTERS COME UP AT THE ANNUAL MEETING?

         The matters described in this proxy statement are the only matters we know of that will be voted on at the Annual Meeting. If other matters are properly presented at the meeting, the proxy holders will vote your shares as they see fit.

CAN I CHANGE MY VOTE AFTER I RETURN MY PROXY CARD?

         Yes. A proxy card may be revoked by a stockholder at any time before its exercise at the Annual Meeting by giving Victor Tong, our Secretary, a written notice revoking your proxy card or a duly executed proxy bearing a later date, or by attendance at the Annual Meeting and electing to vote in person.

CAN I VOTE IN PERSON AT THE ANNUAL MEETING RATHER THAN BY COMPLETING THE PROXY CARD?

         Although we encourage you to complete and return the proxy card to ensure that your vote is counted, you can attend the Annual Meeting and vote your shares in person.

HOW ARE VOTES COUNTED?

         We will hold the Annual Meeting if holders of a majority of the shares of Common Stock entitled to vote in person or by proxy either sign and return their proxy cards or attend the meeting. If you sign and return your proxy card, your shares will be counted to determine whether we have a quorum even if you abstain or fail to vote on any of the proposals listed on the proxy card.

         The election of directors under proposal 1 will be by the affirmative vote of a plurality of the shares of Common Stock presented in person or represented by proxy at the Annual Meeting. Proposals 2, 3 and 4 shall be approved upon the affirmative vote of a majority of the shares of Common Stock presented in person or represented by proxy at the Annual Meeting. Unless otherwise stated, the enclosed proxy will be voted in accordance with the instructions thereon.

         Brokers holding shares of the Company's Common Stock in street name who do not receive instructions are entitled to vote on the election of Directors and the ratification of the Company's independent auditors. Under applicable Delaware law, "broker non-votes" on any other non-routine proposal, such as Proposals 2 and 3 (where a broker submits a proxy but does not have authority to vote a customer's shares on such proposal) would not be considered entitled to vote on that proposal and will, therefore, have no legal effect on the vote of that particular matter.

WHO PAYS FOR THIS PROXY SOLICITATION?

         We do. In addition to sending you these materials, some of our employees may contact you by telephone, by mail, by fax, by email, or in person. None of these employees will receive any extra compensation for doing this.


                     GENERAL INFORMATION ABOUT THE PROPOSAL

WHAT PROPOSALS ARE STOCKHOLDERS BEING ASKED TO CONSIDER AT THE UPCOMING ANNUAL MEETING?

         In proposal 1, we are seeking the election of eight (8) directors to serve on the board of directors of the Company until the next Annual Meeting of Stockholders and until their successors are elected and qualified.

         In proposal 2, we are seeking ratification of previous issuances of shares of the Company's Common Stock to directors and officers of the Company as compensation for services provided to the Company.

         In proposal 3, we are seeking approval to amend the 1998 Plan to increase the number of shares that may be granted as stock option awards under the 1998 Plan.

         In proposal 4, we are seeking ratification of the appointment of Clancy and Co., P.L.L.C. as the Company's independent auditors.

WHY IS PACIFICNET SEEKING STOCKHOLDER APPROVAL FOR THESE PROPOSALS?

         PROPOSAL NO. 1: The Delaware General Corporate Law requires corporations to hold elections for directors each year.

         PROPOSALS NO. 2: The NASD Marketplace Rules require that we obtain stockholder approval for proposal no. 2. We are subject to NASD Marketplace Rules because our common stock is listed on the Nasdaq SmallCap Market. NASD Marketplace Rule 4350(i)(1)(A) requires stockholder approval of any arrangement made pursuant to which stock may be acquired by officers or directors.

         PROPOSAL NO. 3: As a result of potential issuances of Common Stock in connection with potential strategic arrangements, the percentage of shares of Common Stock available for issuance in the total stock option pool will decrease. The Company desires to maintain for issuance in its stock option pool, a number equal to at least 15% of the total number of shares of Common Stock issued and outstanding. Accordingly, the Company is requesting approval of this proposal.

         PROPOSAL NO. 4. The Company appointed Clancy and Co., P.L.L.C. to serve as the Company's independent auditors during fiscal year 2002. The Company elects to have its stockholders ratify such appointment.

                      OUTSTANDING SHARES AND VOTING RIGHTS

         Stockholders entitled to notice of, and to vote at the Annual Meeting and any adjournment thereof, are stockholders of record at the close of business on the Record Date. Persons who are not stockholders of record on the Record Date will not be allowed to vote at the Annual Meeting. At the close of business on the Record Date there were 6,162,977 shares of Common Stock issued and outstanding. We have issued no other voting securities as of the Record Date. Each share of Common Stock is entitled to one (1) vote on each matter to be voted upon at the Annual Meeting. Holders of Common Stock are not entitled to cumulate their votes for the election of directors.

                        SECURITY OWNERSHIP OF MANAGEMENT
                          AND CERTAIN BENEFICIAL OWNERS

         The following table sets forth as of November 7, 2003 the number of shares of our Common Stock beneficially owned by (i) each person who is known by us to be the beneficial owner of more than five percent of the Company's Common Stock; (ii) each director and nominee for election to the Board of Directors;
(iii) each of the named executive officers in the Summary Compensation Table; and (iv) all directors and executive officers as a group. Unless otherwise indicated, the stockholders listed in the table have sole voting and investment power with respect to the shares indicated.

                                                                                         NUMBER OF      % OF COMMON
                                                                                          SHARES           STOCK
                                                                                       BENEFICIALLY     BENEFICIALLY
NAME AND ADDRESS OF BENEFICIAL OWNER                                                     OWNED(1)         OWNED(2)
------------------------------------------------------------------------------------- ---------------- ---------------
Kin Shing Li (3)                                                                         1,750,000          25.9%
c/o PacificNet, Room 3813, Hong Kong Plaza, 188 Connaught Road West, Hong Kong
------------------------------------------------------------------------------------- ---------------- ---------------
Sino Mart Management Ltd. (4)                                                            1,000,000          16.2%
c/o ChoSam Tong, PacificNet, Room 3813, Hong Kong Plaza, 188 Connaught Road West,
Hong Kong
------------------------------------------------------------------------------------- ---------------- ---------------
ChoSam Tong (5)                                                                          1,007,000          16.3%
PacificNet, Room 3813, Hong Kong Plaza, 188 Connaught Road West, Hong Kong
------------------------------------------------------------------------------------- ---------------- ---------------
PacificNet Communications Limited - Macao Commercial Offshore (6)                          800,000          13.0%
Commercial Centre I Tak, Rua de Pequim No, 126, 6th Floor, Macau
------------------------------------------------------------------------------------- ---------------- ---------------
Tony Tong (7)                                                                              190,391           3.1%
PacificNet, Room 3813, Hong Kong Plaza, 188 Connaught Road West, Hong Kong
------------------------------------------------------------------------------------- ---------------- ---------------
ShaoJian (Sean) Wang (8)                                                                    39,400           *
PacificNet Inc., 860 Blue Gentian Road, Ste. 360, Eagan, MN 55121, USA
------------------------------------------------------------------------------------- ---------------- ---------------
Victor Tong (9)                                                                             35,200           *
PacificNet Inc., 860 Blue Gentian Road, Ste. 360, Eagan, MN 55121, USA
------------------------------------------------------------------------------------- ---------------- ---------------
Richard Chi Ho Lo (10)                                                                      19,000           *
PacificNet, PacificNet, Room 3813, Hong Kong Plaza, 188 Connaught Road West, Hong
Kong
------------------------------------------------------------------------------------- ---------------- ---------------
Yue (Justin) Tang (11)                                                                       7,000           *
PacificNet, Room 3813, Hong Kong Plaza, 188 Connaught Road West, Hong Kong
------------------------------------------------------------------------------------- ---------------- ---------------
David Fisher (12)                                                                            5,000           *
PacificNet Inc., 860 Blue Gentian Road, Ste. 360, Eagan, MN 55121, USA
------------------------------------------------------------------------------------- ---------------- ---------------
Yongjun (Charles) Fu (13)                                                                    5,000           *
PacificNet Inc., 860 Blue Gentian Road, Ste. 360, Eagan, MN 55121, USA
------------------------------------------------------------------------------------- ---------------- ---------------
Jin Yue (14)
PacificNet, Room 3813, Hong Kong Plaza, 188 Connaught Road West, Hong Kong                       0         N/A
------------------------------------------------------------------------------------- ---------------- ---------------
Wing Kee Eng Lee (15)
PacificNet, Room 3813, Hong Kong Plaza, 188 Connaught Road West, Hong Kong                       0         N/A
------------------------------------------------------------------------------------- ---------------- ---------------
Peter Wang (16)
PacificNet, Room 3813, Hong Kong Plaza, 188 Connaught Road West, Hong Kong                       0         N/A
------------------------------------------------------------------------------------- ---------------- ---------------
ALL DIRECTORS AND OFFICERS AS A GROUP (12 PERSONS)                                       1,307,991          19.4%
------------------------------------------------------------------------------------- ---------------- ---------------

* Indicates less than one percent.

(1) Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to the shares shown. Except as indicated by footnote and subject to community property laws where applicable, to our knowledge, the stockholders named in the table have sole voting and investment power with respect to all common stock shares shown as beneficially owned by them.

(2) A person is deemed to be the beneficial owner of securities that can be acquired by such person within 60 days upon the exercise of options, warrants or convertible securities (in any case, the "Currently Exercisable Options"). Each beneficial owner's percentage ownership is determined by assuming that the Currently Exercisable Options that are held by such person (but not those held by any other person) have been exercised and converted.

(3) Information obtained from the Schedule 13D/A filed by Mr. Kin Shing Li on October 14, 2003.

(4) Sino Mart Management Ltd. is owned by Mr. ChoSam Tong, the father of Mr. Tony Tong.

(5) Mr. ChoSam Tong is currently President of China Operations and a director of the Company. Includes shares of common stock of Sino Mart Management Ltd., which is owned by Mr. ChoSamTong.

(6) Information obtained from the Schedule 13D filed by PacificNet Communications Limited - Macao Commercial Offshore on May 12, 2003.

(7) Mr. Tony Tong is currently the Chairman, CEO, and an executive director of the Company. Excludes 1,000,000 shares owned by Sino Mart Management Ltd., as to which shares Mr. Tony Tong disclaims beneficial ownership.

(8) Mr. Shao Jian (Sean) Wang is the Chief Financial Officer of the Company.

(9) Mr. Victor Tong is currently Vice President of the Company and an executive director of the Company. He is the brother of Mr. Tony Tong. Excludes 1,000,000 shares owned by Sino Mart Management Ltd., as to which shares Mr. Victor Tong disclaims beneficial ownership.

(10) Mr. Richard Chi Ho Lo is an independent director of the Company.

(11) Mr. Yue (Justin) Tang is an independent director of the Company.

(12) Mr. David Fisher is a director of the Company.

(13) Mr. Yong Jun (Charles) Fu is an independent director of the Company.

(14) Mr. Jin Yue is a director nominee

(15) Mr. Wing Kee Eng Lee is a director nominee.

(16) Mr. Peter Wang is a director nominee.

                      EQUITY COMPENSATION PLAN INFORMATION

         The following table sets forth aggregate information regarding the Company's equity compensation plans in effect as of December 31, 2002:

                                       NUMBER OF SECURITIES TO BE                                     NUMBER OF SECURITIES
                                         ISSUED UPON EXERCISE OF      WEIGHTED-AVERAGE EXERCISE      REMAINING AVAILABLE FOR
                                          OUTSTANDING OPTIONS,           PRICE OF OUTSTANDING         FUTURE ISSUANCE UNDER
                                           WARRANTS AND RIGHTS       OPTIONS, WARRANTS AND RIGHTS   EQUITY COMPENSATION PLANS
------------------------------------- ------------------------------ ----------------------------- ----------------------------
EQUITY COMPENSATION PLANS APPROVED               312,600                        $0.88                       1,354,067
BY SECURITY HOLDERS
------------------------------------- ------------------------------ ----------------------------- ----------------------------
EQUITY COMPENSATION PLANS NOT                      N/A                           N/A                           N/A
APPROVED BY SECURITY HOLDERS
------------------------------------- ------------------------------ ----------------------------- ----------------------------
TOTAL                                            312,600                        $0.88                       1,354,067
------------------------------------- ------------------------------ ----------------------------- ----------------------------

                                   PROPOSAL 1
                              ELECTION OF DIRECTORS


         Eight (8) director nominees are seeking to be elected at the Annual Meeting, to hold office until the next Annual Meeting of Stockholders and until their successors are elected and qualified. Messrs. ChoSam Tong, Richard C.H. Lo and Yongjun (Charles) Fu will not seek re-election for another term as directors of the Company. Management expects that each of the nominees will be available for election, but if any of them is not a candidate at the time the election occurs, it is intended that such proxy will be voted for the election of another nominee to be designated by the Board of Directors to fill any such vacancy.

                                   MANAGEMENT

DIRECTORS, EXECUTIVE OFFICERS AND KEY EMPLOYEES OF THE COMPANY

         Set forth below are the names of the directors, executive officers and key employees of the Company as of November 7, 2003.

     Name                     Age                  Title
     ----                     ---                  -----
Tony I. Tong                  35       Chairman, Chief Executive Officer and President
Victor Tong                   33       Vice President of N. America Operations, Secretary and
                                       Director
ChoSam Tong                   63       President of China Operations and Director
ShaoJian (Sean) Wang          38       Chief Financial Officer, Vice President of International
                                       Business and Director
Richard C.H. Lo               36       Independent Director
Yue (Justin) Tang             32       Independent Director
Yongjun (Charles) Fu          40       Independent Director
David Fisher                  53       Director
Jin Yue                       36       Independent Director Nominee
Wing Kee Eng Lee              50       Independent Director Nominee
Peter Wang                    49       Independent Director Nominee

         Executive officers of the Company are appointed at the discretion of the Board of Directors with no fixed term. There are no family relationships between or among any of the executive officers or directors of the Company other than the relationship between Mr. Tony Tong, Mr. Victor Tong and Mr. ChoSam Tong.

INFORMATION ABOUT DIRECTOR NOMINEES

         Set forth below is certain information with respect to each director nominee.

         Mr. Tony Tong, age 35, is the Chairman, CEO, Executive Director, and founder of PacificNet. From 1995 to 1997, Mr. Tong served as the Chief Information Officer of DDS Inc., a leading SAP-ERP consulting company in the USA, whichwas later acquired by CIBER, Inc. (NYSE: CBR). From 1993 to 1994, Mr. Tong worked for Information Advantage, Inc. (Nasdaq:IACO), a leading business intelligence, Data-Mining and CRM technology provider serving Fortune 500 clients. IACO consummated an IPO on Nasdaq in 1997 and was later acquired by Sterling Software and Computer Associates (NYSE:CA). From 1992 to 1993, Mr. Tong worked as a Business Process Re-engineering Consultant at Andersen Consulting (now Accenture, NYSE:ACN). From 1990 to 1991, Mr. Tong worked for ADC Telecommunications (Nasdaq:ADCT), a global supplier of telecom equipment. Mr. Tong's R&D achievements include being the inventor and patent holder of US Patent Number 6,012,066 (granted by US Patent and Trademark Office) titled "Computerized Work Flow System, an Internet-based workflow management system for automated web creation and process management." Mr. Tong also serves on the board of advisors of Fortune Telecom (listed on Hong Kong Stock Exchange:
8040.HK), a leading distributor of mobile phones, PDAs, telecom services, and accessories in China and Hong Kong. Mr. Tong is a frequent speaker on technology investment in China, and was invited to present at the Fourth APEC International Finance & Technology Summit in 2001. Mr. Tong graduated with Bachelor of Mechanical/Industrial Engineering Degree from the University of Minnesota and served on the Computer Engineering Department Advisory Board and was an Adjunct Professor at the University of Minnesota, USA.

         Mr. Victor Tong, age 33, currently is the Vice President of North American Operations, Secretary and a Director of the Company. Mr. Victor Tong was formerly the President of KeyTech, a leading information technology consulting company based in Minneapolis, Minnesota. In 1994, Victor co-founded Talent Information Management ("TIM"). The Company was originally founded as an operating division of TIM. Mr. Victor Tong gained his consulting, systems integration, and technical expertise in client/server systems through his experience at Andersen Consulting, American Express Financial Advisors (IDS), 3M, and the Superconductivity Center at the University of Minnesota. He was awarded as one of the "CityBusiness 40 Under 40" in 1999 as one of the 40 people under 40 years of age who are the next generation of Twin Cities business and community leaders. Mr. Tong graduated with honors with a Bachelor of Science in Physics from the University of Minnesota, USA. Victor Tong is the brother of Tony Tong.

         Mr. ShaoJian (Sean) Wang, age 38, is the Chief Financial Officer and Vice President of International Business for the Company. Mr. Wang is also Director of Thian Bing Investments Pte Ltd - a Singapore based investment holding company, a Director on the board of Alliance PKU Co. Ltd - a company owned and controlled by Guanghua School of Management, Peking University; Director of the board of Portcullis International Group - a Singapore based investment consulting company; and Director and Partner of the Overseas Chinese Scholar Fund, a leading venture capital firm headquartered in Zhongguancun Beijing and Guangzhou, China. Mr. Wang started his professional career as a Market/Financial analyst with Ecolab Inc. (NYSE:ECL) in 1987, where he moved quickly to become Territory Manager and Marketing Manager. In 1990, Mr. Wang was posted to Ecolab's Asia Pacific regional headquarters as Business Development Manager. In 1992, Mr. Wang was appointed to Country Manager of Ecolab for Indonesia. Mr. Wang is an investor and Director in Alliance PKU Co. Ltd. which owns two premier companies in China. Alliance PKU Consulting is a leading management consulting firm in China, and Beidabiz & E-learning Co. (a venture of Peking University) is a well-known online education provider. Mr. Wang also advises some local governments in China. The Municipal government of Yantai appointed him as the city's representative for investment. He worked with the Wei Fang government on setting up the Agricultural Development Park. Mr. Wang attended Peking University and received his MBA degree at the Carlson School of Management, University of Minnesota, and a B.S. in Economics at Hemline University.

         Mr. Yue (Justin) Tang, age 32, is Chairman and Chief Executive Officer of eLong, Inc. (www.eLong.com), a leading online travel service company in China. From 2000 to 2001, Mr. Tang served as President and Executive Director of Asia.com, a pan-Asian Internet and wireless company that Mr. Tang co-founded through the merger with elong.com, Inc. and was a subsidiary of Mail.com (now Easylink Service Corporation, Nasdaq:EASY), a NASDAQ listed company. In 1999, Mr. Tang co-founded elong.com, a mainland China Internet portal, and served as its Chairman and Chief Executive Officer. Prior to eLong.com, he was Vice President at Oscar Gruss & Son Incorporated, a New York-based investment banking firm, and was responsible for setting up an investment banking, research and institutional sales operation specializing in advising emerging growth companies. He also worked for Brookehill Partners, Inc., and Merrill Lynch & Co., and has six years of experience in venture capital and investment banking. Mr. Tang studied at Nanjing University in China and received his Bachelor of Science degree from Concordia College, Minnesota.

         Mr. Jin Yue, age 36, is an independent director nominee. Mr. Yue served as a Managing Director in charge of strategic alliances and investments for Woncore Communications Co., Ltd., a leading telecommunication service provider in China from 2002 to 2003. Previously, he co-founded China Cluster Ltd., a network technology and equipment company. Prior to China Cluster, Mr. Jin was an executive of the venture capital group, responsible for strategic investment in China, under SCMP Holdings, a leading media company in Hong Kong. Mr. Jin received his MBA from Yale University and BS degree from Tsinghua University in Beijing.

         Mr. David F. Fisher, age 53, is a director of PacificNet. From 1999 to 2003, Mr. Fisher served as Commissioner of Administration and Office of Technology for the State of Minnesota, and chief technical advisor to Governor Jesse Ventura. Mr. Fisher also served on the Minnesota Secretary of State Executive Council, as a member of the Minnesota Governor's Cabinet, and was responsible for the general management and operations of the Minnesota state government, overseeing 1,000 full time employees with an annual budget of $250 million. He is responsible for establishing and executing statewide policy and operations for government telecommunications and information technology. From 1994 to 1999, Mr. Fisher served as Vice President and General Counsel and Corporate Secretary of ADC Telecommunications, Inc. (Nasdaq:ADCT), a multinational telecommunications equipment manufacturer and distributor. While at ADCT, Mr. Fisher managed a legal, contract and regulatory staff of twenty-seven, managed more than two dozen complex acquisition transactions, which included negotiating business joint ventures, alliances and contract relationships. From 1980 to 1994, Mr. Fisher served as Vice President, International and Associate General Counsel for the Pillsbury Company, a multinational consumer foods producer and distributor based in Minneapolis, Minnesota, USA. Prior to that, Mr. Fisher was a trial attorney with Henson & Efron, P.A., and engaged in general legal practice in corporate commercial transactions, acquisitions and divestitures, litigation, securities, and employment law, contract drafting and negotiation, and antitrust compliance. Mr. Fisher has served on the board of directors of Minnesota Technology, Inc., and on the International and Public Policy Committees of the Telecommunications Industry Association. Mr. Fisher is an adjunct professor of law at the Hamline University School of Law. Mr. Fisher received his Juris Doctor, Magna Cum Laude, Valedictorian, at the Washburn University School of Law, and Bachelor of Arts at the University of Minnesota. Mr. Fisher was a Bush Foundation Fellow and studied public policy at Kennedy School of Government, Harvard University.

         Mr. Wing Kee Eng, Lee age 50, is an independent director nominee. Mr. Lee joined Global Link Communications Holdings Limited (HKSE:8060.HK) in May 2002. Mr. Lee has over 20 years of experience in the telecommunications industry. Mr. Lee pursued his career with Harris Corporation (NYSE:HRS) where he had been a visiting engineer, senior engineer and the head of sales of the Pan Asia Pacific region. During the period of 1996 to 1998, Mr. Lee was also the vice president of the marketing department of Marin Telecommunications Corp., an unlisted telecom operator.

         Mr. Peter Wang, age 49, is an independent director nominee. Mr. Wang served as a Chief Executive Officer in China Quatum Communications Ltd. Mr. Wang has more than 20 years of experience in telecommunication and technology area with strong background of R&D, operation, and corporate management. Having already built a highly successful, multi-billion dollar telecom venture in China, Unitech Telecom (now named UTStarcom, NASDAQ: UTSI), Mr. Wang is credited with (i) investing innovative technology for the local access in China; (ii) creating market access and brand recognition for a start-up business in China;
(iii) building management, engineering and sales teams to bring many products to market. With his vision, UTStarcom successfully launched its digital access, fiber access, and wireless access products. Under his management, UTStarcom made the first digital loop carrier system and installed the first PHS (Personal Handyphone System) system in China. As an entrepreneur, he has successfully co-founded and built other ventures in the US, including World Communication Group and World PCS, Inc. Before forming his own companies, he has worked at AT&T Bell Labs and Racal-Milgo Information System. With AT&T Bell Labs, he worked on Network Evolution Planning and representing AT&T Network System Division served on Network Management Protocol Forum. With Racal-Milgo, he worked on network management system architecture as a senior engineer. As part of the technologically trained community in China, he was elected Deputy Chairman of the Association of Privately Owned High-tech Enterprises in China. He has been elected president of first Chinese PACS User and Providers Forum that promotes the international PCS standard worldwide. He also served on the boards of directors of many U.S. and Chinese companies, specifically Joray Enterprises Inc., Phoenix Tech Ltd. and World Communication Group. Mr. Wang has BS in Computer Science and a MS in Electrical Engineering from University of Illinois, as well as an MBA in Marketing from Southeast-Nova University.

         The Board of Directors will vote the proxies "FOR" the election of all of the above-named nominees unless you indicate that the proxy shall not be voted for all or any one of the nominees. Nominees receiving a plurality of the votes cast will be elected as directors. If for any reason any nominee should, prior to the Annual Meeting, become unavailable for election as a director, the proxies will be voted for such substitute nominee, if any, as may be recommended by management. In no event, however, shall the proxies be voted for a greater number of persons than the number of nominees named.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF
                THE EIGHT NOMINEES FOR DIRECTOR SET FORTH HEREIN.

                  COMPLIANCE WITH SECTION 16(a) OF EXCHANGE ACT

         Based on the Company's review of copies of Forms 3, 4 and 5 filed with the Securities and Exchange Commission (the "SEC") or written representations from certain reporting persons, we believe that during fiscal year 2002, all officers, directors, and greater than ten-percent beneficial owners timely complied with the applicable filing requirements of Section 16(a) of the Securities Exchange Act of 1934, except for Messrs. Tony Tong, Victor Tong, ChoSam Tong, ShaoJian (Sean) Wang, Richard Chi Ho Lo, Yue (Justin) Tang, Yong Jun (Charles) Fu and David Fisher, each of whom did not file their Form 3 on a timely basis.

                          BOARD AND COMMITTEE MEETINGS

         The Board of Directors held six meetings during 2002. No director attended less than 75% of the meetings of the Board and any committee of which the director was a member.

         The Board of Directors has designated two standing committees, the Audit Committee and the Compensation Committee.

AUDIT COMMITTEE

         The Board of Directors adopted a written charter for the Audit Committee. The Audit Committee's charter states that the responsibilities of the Audit Committee shall include: nominating the Company's independent auditors and reviewing any matters that might impact the auditors' independence from the Company; reviewing plans for audits and related services; reviewing audit results and financial statements; reviewing with management the adequacy of the Company's system of internal accounting controls, including obtaining from independent auditors management letters or summaries on such internal accounting controls; determining the necessity and overseeing the effectiveness of the internal audit function; reviewing compliance with the U.S. Foreign Corrupt Practices Act and the Company's internal policy prohibiting insider trading in its Common Stock; reviewing compliance with the SEC requirements for financial reporting and disclosure of auditors' services and audit committee members and activities; reviewing related-party transactions for potential conflicts of interest; and reviewing with corporate management and internal and independent auditors the policies and procedures with respect to corporate officers' expense accounts and perquisites, including their use of corporate assets. The Audit Committee met one time during 2002.

         The Audit Committee Members during fiscal 2002 consisted of David Bussmann, Patrick Ko, Richard Lo, Max Tong and Shu Wang. As a result of the election of directors at our 2002 Annual Meeting held on December 30, 2002, our audit committee currently consists of Messrs. Yue (Justin) Tang, Richard Chi Ho Lo and Yong Jun (Charles) Fu, who are all independent directors.

COMPENSATION COMMITTEE

         The Compensation Committee's charter states that it is the responsibility of the Compensation Committee to make recommendations to the Board of Directors with respect to all forms of compensation paid to our executive officers and to such other officers as directed by the Board and any other compensation matters as from time to time directed by the Board. Our stock option plan, however, is currently administered by the full Board of Directors. The Compensation Committee met one time during 2002.

         The Compensation Committee Members during fiscal 2002 consisted of David Bussmann, Patrick Ko, Richard Lo, Max Tong and Shu Wang. As a result of the election of directors at our 2002 Annual Meeting, our compensation committee currently consists of Messrs. Yue (Justin) Tang, Richard Chi Ho Lo and Yong Jun (Charles) Fu, who are all independent directors.

                             EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

         The following table sets forth all cash compensation paid or to be paid by the Company, as well as certain other compensation paid or accrued, during each of the Company's last three fiscal years to each named executive officer.

                                                                              Long Term Compensation
                                             Annual Compensation                Awards          Payouts
                                      --------------------------------   --------------------  ---------
                                                                         Restricted
                             Fiscal                                        Stock        Stock              All Other
  Name/Principal Position     Year    Salary ($)   Bonus ($) Other ($)    Award ($)    Options   LTIP ($)   Comp. ($)
  -----------------------     ----    ----------   --------- ---------    ---------    -------   --------   ---------
Tony Tong, CEO (3)            2002     $110,000           -       -        $57,900     206,000         -         -
                              2001     $106,226           -  $15,384 (4)         -      50,000         -    $53,333 (2)
                              2000      $41,666     $20,000  $12,650 (1)         -           -         -       $425 (2)

Charles Mueller, CFO (3)(5)   2002      $41,500           -       -        $15,000           -         -       -
                              2001     $160,000           -       -              -      55,000         -    $8,280 (2)
                              2000      $51,981     $20,000       -              -           -         -    $1,500 (2)

____________________


(1)  Mr. Tony Tong received a housing/auto rental allowance of $2,530/month.
(2)  Represents amounts received for life and health insurance coverage.
(3) Denotes executives and key employees of the Company subsequent to the reverse merger transaction entered into by the Company on July 27, 2000. Compensation amounts for the 2000 fiscal year are for the period subsequent to the reverse merger transaction of the Company (July 28, 2000 through December 31, 2000).
(4) Effective October 19, 2001 through December 31, 2001, Mr. Tony Tong ceased receiving compensation under an employment agreement and received non-salaried compensation totaling $12,160. On December 30, 2002, the Company entered into a new Executive Employment Contract with Tony Tong.
(5) Effective February 1, 2002, Mr. Mueller resigned as CFO of the Company and, effective April 17, 2002, Mr. Mueller resigned as Secretary and Director of the Company.

OPTION GRANTS DURING 2002 FISCAL YEAR

                        OPTION GRANTS IN LAST FISCAL YEAR
                               (INDIVIDUAL GRANTS)
                                Number of        Percent of
                                Securities     Total Options
                                Underlying       Granted to
                                 Options        Employees in     Exercise or    Expiration
               Name              Granted        Fiscal Year      Base Price         Date
               ----              -------        -----------      ----------         ----
              Tony Tong           3,000             1.4%            $1.90      May 14, 2005
              Tony Tong          200,000           94.07%           $0.50      October 30, 2005
              Tony Tong           3,000             1.4%            $1.75      December 30, 2005

OPTION EXERCISES DURING 2002 FISCAL YEAR AND FISCAL YEAR-END OPTION VALUES

         There were no options exercised during the 2002 fiscal year.

COMPENSATION OF DIRECTORS

         DIRECTORS' FEES. All of the Company's directors are reimbursed for out-of-pocket expenses relating to attendance at meetings. Each director is also entitled to US$500 for each board meeting that such director attends in person, by conference call, or by committee action and US$200 for each committee meeting.

         ANNUAL RETAINER FEE. Each director is paid an annual retainer fee of US$5,000. Such retainer fee is paid semi-annually in arrears.

EMPLOYMENT CONTRACTS AND TERMINATION OF EMPLOYMENT, AND CHANGE-IN-CONTROL

         On December 30, 2002, the Company entered into an Executive Employment Contract with Tony Tong to serve as President and Chief Executive Officer, which was amended on April 1, 2003. The amended employment agreement provides for Mr. Tong to earn an annual base salary of $100,000 in cash or stock.

                          REPORT OF THE AUDIT COMMITTEE


The role of the Audit Committee is to assist the Board of Directors in its oversight of the Company's financial reporting process. The Board of Directors, in its business judgment, has determined that all members of the committee are "independent" as required by applicable listing standards of the Nasdaq SmallCapThe Committee operates pursuant to a Charter that was approved by the Board in fiscal 2000. As set forth in the Charter, management of the Company is responsible for the preparation, presentation and integrity of the Company's financial statements, accounting and financial reporting principles and internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. The independent auditors are responsible for auditing the Company's financial statements and expressing an opinion as to their conformity with generally accepted accounting principles.

In the performance of this oversight function, the Committee has reviewed and discussed the audited financial statements with management and the independent auditors. The Committee has discussed with the independent auditors the matters required to be discussed by Statement of Auditing Standards No. 61, COMMUNICATION WITH AUDIT COMMITTEE, as currently in effect. Finally, the Committee has received written disclosures and the letter from the independent auditors required by Independence Standard Board Standard No. 1, INDEPENDENCE DISCUSSIONS WITH AUDIT COMMITTEES, as currently in effect, and has considered whether the provision of non-audit services by the independent auditors to the Company is compatible with maintaining the auditor's independence and has discussed with the auditors the auditors' independence.

The members of the Audit Committee are not professionally engaged in the practice of auditing or accounting, are not experts in the fields of accounting or auditing, including in respect of auditor independence. Members of the Committee rely without independent verification on the information provided to them and on the representations made by management and the independent accountants. Accordingly, the Audit Committee's oversight does not provide an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or appropriate internal control and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee's consideration and discussions referred to above do not assure that the audit of the Company's financial statements has been carried out in accordance with generally accepted accounting principles or that the Company's auditors are in fact "independent".

Based upon the reports, review and discussions described in this report, and subject to the limitations on the role and responsibilities of the Committee referred to above and in the Charter, the Committee recommended to the Board that the audited financial statements be included in the Company's Annual Report on Form 10-KSB for the year ended December 31, 2002, as filed with the Securities and Exchange Commission.

The Audit Committee

Yue (Justin) Tang
Richard C.H. Lo
Yongjun (Charles) Fu

Independent Directors, PacificNet Inc.

March 25, 2003

                                 INDEMNIFICATION

         The Company's Certificate of Incorporation limits the liability of its directors for monetary damages arising from a breach of their fiduciary duty as directors, except to the extent otherwise required by the General Corporation Law of the State of Delaware. Such limitation of liability does not affect the availability of equitable remedies such as injunctive relief or rescission.

         The Company's Bylaws provide that the Company shall indemnify its directors and officers to the fullest extent permitted by Delaware law, including in circumstances in which indemnification is otherwise discretionary under Delaware law. The Company has entered into indemnification agreements with its officers and directors containing provisions that may require the Company, among other things, to indemnify such officers and directors against certain liabilities that may arise by reason of their status or service as directors or officers (other than liabilities arising from willful misconduct of a culpable nature), to advance their expenses incurred as a result of any proceeding against them as to which they could be indemnified, and to obtain directors' and officers' insurance if available on reasonable terms.

                                   PROPOSAL 2

            RATIFICATION OF PREVIOUS ISSUANCES, AND FUTURE ISSUANCES
               OF SHARES OF COMMON STOCK TO DIRECTORS AND OFFICERS

         During the fiscal year ended December 31, 2002, the Company issued shares of Common Stock to its directors as compensation for their services. The number of shares issued to each of the directors (post 1-for-5 reverse split, dated January 6, 2003) is as follows:

                      DIRECTOR                        NUMBER OF SHARES
         ----------------------------------- -----------------------------------
         Tony Tong                                         68,007
         ----------------------------------- -----------------------------------
         Victor Tong                                       18,200
         ----------------------------------- -----------------------------------
         ChoSam Tong                                       4,000
         ----------------------------------- -----------------------------------
         ShaoJian (Sean) Wang                              23,400
         ----------------------------------- -----------------------------------
         Richard C. H. Lo                                  13,000
         ----------------------------------- -----------------------------------
         Yue (Justin) Tang                                 4,000
         ----------------------------------- -----------------------------------
         Yongjun (Charles) Fu                              2,000
         ----------------------------------- -----------------------------------
         David Fisher                                      2,000
         ----------------------------------- -----------------------------------

         The board of directors previously approved the payment of fees to each director for his participation on the board. At the time the directors received these shares, the Company maintained a director compensation policy pursuant to which each director of the Company is paid an annual retainer fee of $10,000 in the form of shares of Common Stock. The annual retainer fee is paid semi-annually in arrears. The number of shares of common stock that was issued was based on the average closing market price over the ten trading days prior to the end of the six month period that the retainer fee is due. The average closing price used to calculate the number of shares issued on November 7, 2002 was $0.15 (pre-split).

         Pursuant to NASD Marketplace Rule 4350(i)(1)(A), the Company must obtain approval of its stockholders to establish any arrangement pursuant to which stock may be acquired by officers and directors. As a Nasdaq SmallCap company, the Company is required to obtain such approval to issue Common Stock to its directors for the payment of the annual retainer fee. Accordingly, the Company seeks ratification of the issuance of these shares to the directors, and approval for the future issuance of shares of Common Stock to the directors for the annual retainer fee.

      THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" THIS PROPOSAL.

                                   PROPOSAL 3

             PROPOSAL TO AMEND THE COMPANY'S 1998 STOCK OPTION PLAN
                  TO INCREASE THE NUMBER OF SHARES THAT MAY BE
                         GRANTED AS STOCK OPTION AWARDS

         In September 1998, the Company's Board of Directors unanimously approved the Company's 1998 Stock Option Plan (the "1998 Plan") and in December 1998, the Company's stockholders approved the 1998 Plan. The purpose of the 1998 Plan is to enable the Company to attract and retain top-quality employees, officers, directors and consultants and to provide such employees, officers, directors and consultants with an incentive to promote the success of the Company. The Company is seeking approval to amend the 1998 Plan to increase the number of shares of Common Stock that may be granted as stock option awards under the 1998 Plan from 1,666,667 to 2,000,000.

DESCRIPTION OF THE 1998 PLAN

         The following summary of the 1998 Plan, assuming stockholder approval of the amendment to the 1998 Plan, is qualified in its entirety by reference to the Company's full text of the amended 1998 Plan as it appears as Annex I to this Proxy Statement. The 1998 Plan would provide for the grant to directors, officers, employees and consultants of the Company (including its subsidiaries) of options to purchase up to an aggregate of 2,000,000 shares of Common Stock. The 1998 Plan may be administered by the Board of Directors or a committee of the Board of Directors (in either case, the "Committee"), which has complete discretion to select the optionees and to establish the terms and conditions of each option, subject to the provisions of the 1998 Plan. Options granted under the 1998 Plan may be "incentive stock options" as defined in Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), or nonqualified options.

         The exercise price of incentive stock options may not be less than 100% of the fair market value of the Common Stock as of the date of grant (110% of the fair market value if the grant is to an employee who owns more than 10% of the total combined voting power of all classes of capital stock of the Company). The Code currently limits to $100,000 the aggregate value of Common Stock that may be acquired in any one year pursuant to incentive stock options under the 1998 Plan or any other option plan adopted by the Company. Nonqualified options may be granted under the 1998 Plan at an exercise price of not less than 100% of the fair market value of the Common Stock on the date of grant (110% of the fair market value if the grant is to a director, officer or employee who owns more than 10% of the voting power of all classes of stock of the Company or any Parent or subsidiary). Nonqualified options also may be granted without regard to any restriction on the amount of Common Stock that may be acquired pursuant to such options in any one year.

         Subject to the limitations contained in the 1998 Plan, options granted under the 1998 Plan will become exercisable at such times and in such installments (but not less than 20% per year) as the Committee shall provide in the terms of each individual stock option agreement. The Committee must also provide in the terms of each stock option agreement when the option expires and becomes unexercisable, and may also provide the option expires immediately upon termination of employment for any reason. No option held by directors, executive officers or other persons subject to Section 16 of the Securities Exchange Act of 1934, as amended, may be exercised during the first six months after such option is granted.

         Unless otherwise provided in the applicable stock option agreement, upon the termination of employment of an employee, all options that were then vested shall remain exercisable until the expiration of the term of the option set forth in the stock option agreement. If no time period is specified in the stock option agreement then the option shall remain exercisable for twelve (12) months following termination of employment. Any options which were not exercisable on the date of such termination would immediately terminate concurrently with the termination of employment.

         Unless otherwise provided in the applicable stock option agreement, upon the death or disability of an optionee, all options that were then vested shall remain exercisable until such period of time as is specified in the stock option agreement, but in no event later than the expiration of the term of such option as set forth in the stock option agreement. If no time period is specified in the stock option agreement then the option shall remain exercisable for twelve (12) months following the optionee's death or disability.

         The Board of Directors may at any time amend, alter, suspend or terminate the Plan. No amendment, alteration, suspension or termination of the Plan will impair the rights of any optionee, unless mutually agreed otherwise between the optionee and the Committee, which agreement must be in writing and signed by the optionee and the Company. Termination of the Plan will not affect the Committee's ability to exercise the powers granted to it hereunder with respect to options granted under the Plan prior to the date of such termination.

         Options granted under the 1998 Plan may not be exercised more than ten years after the grant (five years after the grant if the grant is an incentive stock option to an employee who owns more than 10% of the total combined voting power of all classes of capital stock of the Company). Options granted under the 1998 Plan are not transferable and may be exercised only by the respective grantees during their lifetime or by their heirs, executors or administrators in the event of death. Under the 1998 Plan, shares subject to cancelled or terminated options are reserved for subsequently granted options. The number of options outstanding and the exercise price thereof are subject to adjustment in the case of certain transactions such as mergers, recapitalizations, stock splits or stock dividends. The 1998 Plan is effective for ten years, unless sooner terminated or suspended.

CERTAIN FEDERAL INCOME TAX CONSEQUENCES

         Incentive stock options granted under the 1998 Plan will be afforded favorable federal income tax treatment under the Code. If an option is treated as an incentive stock option, the optionee will recognize no income upon grant or exercise of the option unless the alternative minimum tax rules apply. Upon an optionee's sale of the shares (assuming that the sale occurs at least two years after grant of the option and at least one year after exercise of the option), any gain will be taxed to the optionee as long-term capital gain. If the optionee disposes of the shares prior to the expiration of the above holding periods, then the optionee will recognize ordinary income in an amount generally measured as the difference between the exercise price and the lower of the fair market value of the shares at the exercise date or the sale price of the shares. Any gain or loss recognized on such a premature sale of the shares in excess of the amount treated as ordinary income will be characterized as capital gain or loss.

         All other options granted under the 1998 Plan will be nonstatutory stock options and will not qualify for any Annual tax benefits to the optionee. An optionee will not recognize any taxable income at the time he or she is granted a nonstatutory stock option. However, upon exercise of the nonstatutory stock option, the optionee will recognize ordinary income for federal income tax purposes in an amount generally measured as the excess of the then fair market value of each share over its exercise price. Upon an optionee's resale of such shares, any difference between the sale price and the fair market value of such shares on the date of exercise will be treated as capital gain or loss and will generally qualify for long-term capital gain or loss treatment if the shares have been held for more than one year. Recently enacted legislation provides for reduced tax rates for long-term capital gains based on the taxpayer's income and the length of the taxpayer's holding period.

         The foregoing does not purport to be a complete summary of the federal income tax considerations that may be relevant to holders of options or to the Company. It also does not reflect provisions of the income tax laws of any municipality, state or foreign country in which an optionee may reside, nor does it reflect the tax consequences of an optionee's death.

         The 1998 Plan may be amended, altered, suspended or terminated by the Board at any time; provided however, that the Board shall obtain stockholder approval of any amendment to the 1998 Plan to the extent necessary and desirable to comply with U.S. state corporate laws, U.S. federal and state securities laws, the Internal Revenue Code of 1986, as amended, the Nasdaq SmallCap Market or any other market in which the Company's Common Stock may be traded, and the applicable laws of any other country or jurisdiction where options are granted under the Plan. No amendment, alteration, suspension or termination of the Plan shall impair the rights of any optionee, unless mutually agreed otherwise between the optionee and the Board.

PRINCIPAL DIFFERENCES

         The 1998 Plan is amended to increase the number of shares that may be granted as stock option awards to 2,000,000 as compared to 1,666,667 under the current 1998 Plan.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE PROPOSAL TO AMEND THE COMPANY'S 1998 PLAN TO INCREASE THE NUMBER OF SHARES THAT MAY BE GRANTED AS STOCK OPTION AWARDS.

                                   PROPOSAL 4
                     RATIFICATION OF THE APPOINTMENT OF THE
                         INDEPENDENT PUBLIC ACCOUNTANTS

         The firm of Clancy and Co., P.L.L.C. has served as our independent auditors since 2001. The Board of Directors has appointed Clancy and Co., P.L.L.C. to continue as our independent auditors for the fiscal year ending December 31, 2003. A representative of Clancy and Co., P.L.L.C.'s Hong Kong cooperation partner, HLB Hodgson Impey Cheng, is expected to be present at the Annual Meeting to respond to appropriate questions from stockholders and to make a statement if such representative desires to do so.


AUDIT FEES

         Audit fees billed to the Company by Clancy and Co., P.L.L.C. for its audit of the Company's annual financial statements for the fiscal year ended December 31, 2002 and for its review of the financial statements included in the Company's Quarterly Reports on Form 10-QSB filed with the Securities and Exchange Commission for that fiscal year totaled approximately $50,000. Audit fees billed to the Company by Arthur Andersen, Deloitte Touche Tohmatsu and Clancy and Co., P.L.L.C., for the audit of the Company's annual financial statements for the fiscal year ended December 31, 2001 and for its review of the financial statements included in the Company's Quarterly Reports on Form 10-QSB filed with the Securities and Exchange Commission for that fiscal year totaled approximately $57,000.


AUDIT-RELATED FEES

         There are no audit-related fees to disclose.

TAX FEES

         HLB Hodgson Impey Cheng's tax fee for the fiscal year ended December 31, 2001 was $3,500. The Company has not yet been billed for tax fees for the fiscal year ended December 31, 2002.

ALL OTHER FEES

         There are no other fees to disclose.


      THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" THIS PROPOSAL.

                                  MISCELLANEOUS


                           2004 STOCKHOLDER PROPOSALS

         Rule 14a-4 of the SEC proxy rules allows the Company to use discretionary voting authority to vote on matters coming before an annual meeting of stockholders if the Company does not have notice of the matter at least 45 days before the date corresponding to the date on which the Company first mailed its proxy materials for the prior year's annual meeting of stockholders or the date specified by an overriding advance notice provision in the Company's By-Laws. The Company's By-Laws do not contain such an advance notice provision. For the Company's 2004 Annual Meeting of Stockholders, stockholders must submit such written notice to the Secretary of the Company on or before October 10, 2004. Stockholders of the Company wishing to include proposals in the proxy material for the 2004 Annual Meeting of Stockholders must submit the same in writing so as to be received by Victor Tong, the Secretary of the Company on or before July 28, 2004. Such proposals must also meet the other requirements of the rules of the SEC relating to stockholder proposals.

                                 OTHER BUSINESS

         Management is not aware of any matters to be presented for action at the Annual Meeting, except matters discussed in the Proxy Statement. If any other matters properly come before the meeting, it is intended that the shares represented by proxies will be voted in accordance with the judgment of the persons voting the proxies.

                       WHERE YOU CAN FIND MORE INFORMATION

         We file annual and quarterly reports, proxy statements and other information with the SEC. Stockholders may read and copy any reports, statements or other information that we file at the SEC's public reference rooms in Washington, D.C., New York, New York, and Chicago, Illinois. Please call the SEC at 1-800-SEC-0330 for further information about the public reference rooms. Our public filings are also available from commercial document retrieval services and at the Internet Web site maintained by the SEC at http://www.sec.gov. The Company's annual report on Form 10-KSB was mailed along with this proxy statement.

         STOCKHOLDERS SHOULD RELY ONLY ON THE INFORMATION CONTAINED OR INCORPORATED BY REFERENCE IN THIS PROXY STATEMENT TO VOTE THEIR SHARES AT THE ANNUAL MEETING. NO ONE HAS BEEN AUTHORIZED TO PROVIDE ANY INFORMATION THAT IS DIFFERENT FROM WHAT IS CONTAINED IN THIS PROXY STATEMENT. THIS PROXY STATEMENT IS DATED NOVEMBER 24, 2003. STOCKHOLDERS SHOULD NOT ASSUME THAT THE INFORMATION CONTAINED IN THIS PROXY STATEMENT IS ACCURATE AS OF ANY DATE OTHER THAN THAT DATE.


                                         By Order of the Board of Directors
                                         /s/ Victor Tong
                                         ---------------------------------------
                                         Name:  Victor Tong
                                         Title: Secretary and Executive Director

November 24, 2003

                              PACIFICNET INC. PROXY
               FOR ANNUAL MEETING TO BE HELD ON DECEMBER 24, 2003

The undersigned stockholder of PacificNet Inc., a Delaware corporation (the "Company"), hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement and hereby appoints Tony Tong, Victor Tong and ShaoJian (Sean) Wang, or any of them, proxies and attorneys-in-fact, with full power to each of substitution and revocation, on behalf and in the name of the undersigned, to represent the undersigned at the 2003 Annual Meeting of Stockholders of the Company to be held at 10:00 a.m. (Hong Kong Time) at the Company's executive offices located at Room 3818, Hong Kong Plaza, 188 Connaught Road West, Hong Kong on December 24, 2003, or at any adjournment or postponement thereof, and to vote, as designated below, all shares of common stock of the Company which the undersigned would be entitled to vote if then and there personally present, on the matters set forth below.


      The Board of Directors recommends that you vote "FOR" each proposal.
      --------------------------------------------------------------------
1.
        Elect eight (8)       1.    Tony Tong                2.    Victor Tong     3.    ShaoJian (Sean) Wang
        Directors             4.    Yue (Justin) Tang        5.    Jin Yue         6.    David Fisher
                              7.    Wing Kee Eng Lee         8.    Peter Wang

        |_|   FOR all nominees listed above (except those      |_|   WITHHOLD AUTHORITY to vote for all nominees
              whose names or numbers have been written on            listed above.
              the line below)

              ---------------------------------------------------

2.       Proposal to ratify the previous issuance of shares of the Company's common stock to directors and officers of the Company as compensation for services provided to the Company.
         |_|      FOR                 |_|      AGAINST          |_|      ABSTAIN

3.       Proposal to amend the Company's 1998 stock option plan to increase the number of shares that may be granted as stock option awards under the
         1998 Plan.
         |_|      FOR                 |_|      AGAINST          |_|      ABSTAIN

4.       Proposal to ratify the appointment of Clancy and Co., P.L.L.C., as the
         Company's independent auditors.
         |_|      FOR                 |_|      AGAINST          |_|      ABSTAIN

5. To transact any other business as may properly be presented at the Annual Meeting or any adjournment or postponement thereof.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, WILL BE VOTED "FOR" EACH PROPOSAL SPECIFICALLY IDENTIFIED ABOVE.

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.


Date:  _____________, 2003          ____________________________________________

                                    ____________________________________________

                                    PLEASE DATE AND SIGN ABOVE exactly as name appears at the left, indicating, where proper, official position or representative capacity. For stock held in joint tenancy, each joint owner should sign.

                                     ANNEX I

                         AMENDED 1998 STOCK OPTION PLAN
                         ------------------------------

                        PACIFICNET INC. STOCK OPTION PLAN

   1. PURPOSE OF THE PLAN. The purpose of this Stock Option Plan (the "Plan") is to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentive to Employees, Directors and Consultants and to promote the success of the Company's business. Options granted under the Plan may be Incentive Stock Options or Nonstatutory Stock Options, as determined by the Administrator at the time of grant.

   2. DEFINITIONS. As used herein, the following definitions shall apply:

        (a) "Administrator" means the Board or any of its Committees as shall be administering the Plan in accordance with Section 4 hereof.

        (b) "Applicable Laws" means the requirements relating to the administration of stock option plans under U.S. state corporate laws, U.S. federal and state securities laws, the Code, any stock exchange or quotation system on which the Common Stock is listed or quoted and the applicable laws of any other country or jurisdiction where Options are granted under the Plan.

        (c) "Board" means the Board of Directors of the Company

        (d) "Code" means the Internal Revenue Code of 1986, as amended.

        (e) "Committee" means a committee of Directors appointed by the Board in accordance with Section 4 hereof.

        (f) "Common Stock" means the Common Stock of the Company

        (g) "Company" means PacificNet Inc., a Delaware corporation.

        (h) "Consultant" means any person who is engaged by the Company or any Parent or Subsidiary to render consulting or advisory services to such entity.

        (i) "Director" means a member of the Board of Directors of the Company.

        (j) "Disability" means total and permanent disability as defined in
Section 22(e)(3) of the Code.

        (k) "Employee" means any person, including Officers and Directors, employed by the Company or any Parent or Subsidiary of the Company. A Service Provider (defined below) shall not cease to be an Employee in the case of (i) any leave of absence approved by the Company or (ii) transfers between locations of the Company or between the Company, its Parent, any Subsidiary, or any successor. For purposes of Incentive Stock Options, no such leave may exceed ninety days, unless reemployment upon expiration of such leave is guaranteed by statute or contract. If reemployment upon expiration of a leave of absence approved by the Company is not so guaranteed, on the 181st day of such leave any Incentive Stock Option held by the Optionee shall cease to be treated as an Incentive Stock Option and shall be treated for tax purposes as a Nonstatutory Stock Option. Neither service as a Director nor payment of a director's fee by the Company shall be sufficient to constitute "employment" by the Company.

        (l) "Exchange Act" means the Securities Exchange Act of 1934, as amended.

        (m) "Fair Market Value" means, as of any date, the value of Common Stock determined as follows:

                i) If the Common Stock is listed on any established stock exchange or a national market system, including without limitation the Nasdaq National Market or The Nasdaq SmallCap Market of The Nasdaq Stock Market, its Fair Market Value shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or system for the last market trading day prior to the time of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

                ii) If the Common Stock is regularly quoted by a recognized securities dealer but selling prices are not reported, its Fair Market Value shall be the mean between the high bid and low asked prices for the Common Stock on the last market trading day prior to the day of determination; or

                iii) In the absence of an established market for the Common Stock, the Fair Market Value thereof shall be determined in good faith by the Administrator.

        (n) "Incentive Stock Option" means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code.

        (o) "Nonstatutory Stock Option" means an Option not intended to qualify as an Incentive Stock Option.

        (p) "Officer" means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

        (q) "Option" means a stock option granted pursuant to the Plan.

        (r) "Option Grant" means a written agreement between the Company and an Optionee evidencing the terms and conditions of an individual Option grant. The Option Grant is subject to the terms and conditions of the Plan.

        (s) "Option Exchange Program" means a program whereby outstanding Options are exchanged for Option with a lower exercise price.

        (t) "Optioned Stock" means the Common Stock subject to an Option.

        (u) "Optionee" means the holder of an outstanding Option granted under the Plan.

        (v) "Parent" means a "parent corporation," whether now or hereafter existing, as defined in Section 424(e) of the Code.

        (w) "Plan" means this PacificNet Inc. Stock Option Plan.

        (x) "Section 16(b)" means Section 16(b) of the Securities Exchange Act of 1934, as amended.

        (y) "Service Provider" means an Employee, Director or Consultant.

        (z) "Share" means a share of the Common Stock, as adjusted in accordance with Section 11 below.

        (aa) "Subsidiary" means a "subsidiary corporation," whether now or hereafter existing, as defined in Section 424(f) of the Code.

   3. STOCK SUBJECT TO THE PLAN. Subject to the provisions of Section 11 of the Plan, the maximum aggregate number of Shares which may be subject to option and sold under the Plan is 2,000,000 shares. The Shares may be authorized but unissued, or reacquired Common Stock. If an Option expires or becomes unexercisable without having been exercised in full, or is surrendered pursuant to an Option Exchange Program, the unpurchased Shares which were subject thereto shall become available for future grant or sale under the Plan (unless the Plan has terminated). However, Shares that have actually been issued under the Plan, upon exercise of an Option, shall not be returned to the Plan and shall not become available for future distribution under the Plan.

   4. ADMINISTRATION OF THE PLAN.

        (a) ADMINISTRATOR. The Plan shall be administered by the Board or a Committee appointed by the Board, which Committee shall be constituted to comply with Applicable Laws.

        (b) POWERS OF THE ADMINISTRATOR. Subject to the provisions of the Plan and, in the case of a Committee, the specific duties delegated by the Board to such Committee, and subject to the approval of any relevant authorities, the Administrator shall have the authority in its discretion:

                (i) to determine the Fair Market Value;

                (ii) to select the Service Providers to whom Options may from time to time be granted hereunder;

                (iii) to determine the number of Shares to be covered by each such award granted hereunder;

                (iv) to approve forms of Option Grants for use under the Plan;

                (v) to determine the terms and conditions, of any Option granted hereunder. Such terms and conditions include, but are not limited to, the exercise price, the time or times when Options may be exercised (which may be based on performance criteria), any vesting acceleration or waiver of forfeiture restrictions, and any restriction or limitation regarding any Option or the Common Stock relating thereto, based in each case on such factors as the Administrator, in its sole discretion, shall determine;

                (vi) to determine whether and under what circumstances an Option may be settled in cash under subsection 9(e) instead of Common Stock;

                (vii) to reduce the exercise price of any Option to the then current Fair Market Value if the Fair Market Value of the Common Stock covered by such Option has declined since the date the Option was granted;

                (viii) to initiate an Option Exchange Program;

                (ix) to prescribe, amend and rescind rules and regulations relating to the Plan, including rules and regulations relating to sub-plans established for the purpose of qualifying for preferred tax treatment under foreign tax laws;

                (x) to allow Optionees to satisfy withholding tax obligations by electing to have the Company withhold from the Shares to be issued upon exercise of an Option that number of Shares having a Fair Market Value equal to the amount required to be withheld. The Fair Market Value of the Shares to be withheld shall be determined on the date that the amount of tax to be withheld is to be determined. All elections by Optionees to have Shares withheld for this purpose shall be made in such form and under such conditions as the Administrator may deem necessary or advisable;

                (xi) to construe and interpret the terms of the Plan and awards granted and pursuant to the Plan.

        (c) Effect of Administrator's Decision. All decisions, determinations and interpretations of the Administrator shall be final and binding on all Optionees.

   5. ELIGIBILITY.

        (a) Nonstatutory Stock Options may be granted to Service Providers. Incentive Stock Options may be granted only to Employees.

        (b) Each Option shall be designated in the Option Grant as either an Incentive Stock Option or a Nonstatutory Stock Option. However, notwithstanding such designation, to the extent that the aggregate Fair Market Value of the

Shares with respect to which Incentive Stock Options are exercisable for the first time by the Optionee during any calendar year (under all plans of the Company and any Parent or Subsidiary) exceeds $100,000, such Options shall be treated as Nonstatutory Stock Options. For purposes of this Section 5(b), Incentive Stock Options shall be taken into account in the order in which they were granted. The Fair Market Value of the Shares shall be determined as of the time the Option with respect to such Shares is granted.

        (c) Neither the Plan nor any Option shall confer upon any Optionee any right with respect to continuing the Optionee's relationship as a Service Provider with the Company, nor shall it interfere in any way with his or her right or the Company's right to terminate such relationship at any time, with or without cause.

   6. TERM OF PLAN. The Plan shall become effective upon its adoption by the Board. It shall continue in effect for a term of ten (10) years unless sooner terminated under Section 14 of the Plan.

   7. TERM OF OPTION. The term of each Option shall be stated in the Option Grant; provided, however, that the term shall be no more than ten (10) years from the date of grant thereof. In the case of an Incentive Stock Option granted to an Optionee who, at the time the Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the term of the Option shall be five (5) years from the date of grant or such shorter term as may be provided in the Option Grant.

   8. OPTION EXERCISE PRICE AND CONSIDERATION.

        (a) The per share exercise price for the Shares to be issued upon exercise of an Option shall be such price as is determined by the Administrator, but shall be subject to the following:

            (i) In the case of an Incentive Stock Option

                (A) granted to an Employee who, at the time of grant of such Option, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the exercise price shall be no less than 110% of the Fair Market Value per Share on the date of grant.

                (B) granted to any other Employee, the per Share exercise price shall be no less than 100% of the Fair Market Value per Share on the date of grant.

            (ii) In the case of a Nonstatutory Stock Option

                (A) granted to a Service Provider who, at the time of grant of such Option, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the exercise price shall be no less than 110% of the Fair Market Value per Share on the date of grant.

                (B) granted to any other Service Provider, the per Share exercise price shall be no less than 100% of the Fair Market Value per Share on the date of grant.

            (iii) Notwithstanding the foregoing, Options may be granted with a per Share exercise price other than as required above pursuant to a merger or other corporate transaction.

         (b) The consideration to be paid for the Shares to be issued upon exercise of an Option, including the method of payment, shall be determined by the Administrator (and, in the case of an Incentive Stock Option, shall be determined at the time of grant). Such consideration may consist of(l) cash, (2) check, (3) promissory note, (4) other Shares which (x) in the case of Shares acquired upon exercise of an Option, have been owned by the Optionee for more than six months on the date of surrender, and (y) have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which such Option shall be exercised, (5) consideration received by the Company under a cashless exercise program implemented by the Company in connection with the Plan, or (6) any combination of the foregoing methods of payment. In making its determination as to the type of consideration to accept, the Administrator shall consider if acceptance of such consideration may be reasonably expected to benefit the Company.

   9. EXERCISE OF OPTION.

      (a) Procedure for Exercise; Rights as a Shareholder. Any Option granted hereunder shall be exercisable according to the terms hereof at such times and under such conditions as determined by the Administrator and set forth in the Option Grant. Except in the case of Options granted to Officers, Directors and Consultants, Options shall become exercisable at a rate of no less than 20% per year over five (5) years from the date the Options are granted. Unless the Administrator provides otherwise, vesting of Options granted hereunder shall be tolled during any unpaid leave of absence. An Option may not be exercised for a fraction of a Share. An Option shall be deemed exercised when the Company receives: (i) written or electronic notice of exercise (in accordance with the Option Grant) from the person entitled to exercise the Option, and (ii) full payment for the Shares with respect to which the Option is exercised. Full payment may consist of any consideration and method of payment authorized by the Administrator and permitted by the Option Grant and the Plan. Shares issued upon exercise of an Option shall be issued in the name of the Optionee or, if requested by the Optionee, in the name of the Optionee and his or her spouse. Until the Shares are issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the Shares, notwithstanding the exercise of the Option. The Company shall issue (or cause to be issued) such Shares promptly after the Option is exercised. No adjustment will be made for a dividend or other right for which the record date is prior to the date the Shares are issued, except as provided in Section 11 of the Plan. Exercise of an Option in any manner shall result in a decrease in the number of Shares thereafter available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

       (b) Termination of Relationship as a Service Provider. If an Optionee ceases to be a Service Provider, such Optionee may exercise his or her Option within such period of time as is specified in the Option Grant (of at least thirty (30) days) to the extent that the Option is vested on the date of termination (but in no event later than the expiration of the term of the Option as set forth in the Option Grant). In the absence of a specified time in the Option Grant, the Option shall remain exercisable for three (3) months following the Optionee's termination. If, on the date of termination, the Optionee is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option shall revert to the Plan. If, after termination, the Optionee does not exercise his or her Option within the time specified by the Administrator, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

       (c) Disability of Optionee. If an Optionee ceases to be a Service Provider as a result of the Optionee's Disability, the Optionee may exercise his or her Option within such period of time as is specified in the Option Grant (of at least six (6) months) to the extent the Option is vested on the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Option Grant). In the absence of a specified time in the Option Grant, the Option shall remain exercisable for twelve (12) months following the Optionee's termination. If on the date of termination, the Optionee is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option shall revert to the Plan. If after termination, the Optionee does not exercise his or her Option within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

       (d) Death of Optionee. If an Optionee dies while a Service Provider, the Option may be exercised within such period of time as is specified in the Option Grant (or at least six (6) months) to the extent that the Option is vested on the date of death (but in no event later than the expiration of the term of such Option as set forth in the Option Grant) by the Optionee's estate or by a person who acquires the right to exercise the Option by bequest or inheritance. In the absence of a specified time in the Option Grant, the Option shall remain exercisable for twelve (12) months following the Optionee's termination. If, at the time of death, the Optionee is not vested as to the entire Option, the Shares covered by the unvested portion of the Option shall immediately revert to the Plan. If the Option is not so exercised within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

       (e) Buyout Provisions. The Administrator may at any time offer to buy out for a payment in cash or Shares, an Option previously granted, based on such terms and conditions as the Administrator shall establish and communicate to the Optionee at the time that such offer is made.

   10. NON-TRANSFERABILITY OF OPTIONS. The Options may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Optionee, only by the Optionee.

   11. ADJUSTMENTS UPON CHANGES IN CAPITALIZATION, MERGER OR ASSET SALE.

       (a) Changes in Capitalization. Subject to any required action by the shareholders of the Company, the number of shares of Common Stock covered by each outstanding Option, and the number of shares of Common Stock which have been authorized for issuance under the Plan but as to which no Options have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Option, as well as the price per share of Common Stock covered by each such outstanding Option, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company. The conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an Option.

       (b) Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, the Administrator shall notify each Optionee as soon as practicable prior to the effective date of such proposed transaction. The Administrator in its discretion may provide for an Optionee to have the right to exercise his or her Option until fifteen (15) days prior to such transaction as to all of the Optioned Stock covered thereby, including Shares as to which the Option would not otherwise be exercisable. In addition, the Administrator may provide that any Company repurchase option applicable to any Shares purchased upon exercise of an Option shall lapse as to all such Shares, provided the proposed dissolution or liquidation takes place at the time and in the manner contemplated. To the extent it has not been previously exercised, an Option will terminate immediately prior to the consummation of such proposed action.

       (c) Merger or Asset Sale. In the event of a merger of the Company with or into another corporation, or the sale of substantially all of the assets of the Company, each outstanding Option shall be assumed or an equivalent option or right substituted by the successor corporation or a Parent or Subsidiary of the successor corporation. In the event that the successor corporation refuses to assume or substitute for the Option, the Optionee shall fully vest in and have the right to exercise the Option as to all of the Optioned Stock, including Shares as to which it would not otherwise be vested or exercisable. If an Option becomes fully vested and exercisable in lieu of assumption or substitution in the event of a merger or sale of assets, the Administrator shall notify the Optionee in writing or electronically that the Option shall be fully exercisable for a period of fifteen (15) days from the date of such notice, and the Option shall terminate upon the expiration of such period. For the purposes of this paragraph, the Option shall be considered assumed if, following the merger or sale of assets, the option or right confers the right to purchase or receive, for each Share of Optioned Stock subject to the Option immediately prior to the merger or sale of assets, the consideration (whether stock, cash, or other securities or property) received in the merger or sale of assets by holders of Common Stock for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the merger or sale of assets is not solely common stock of the successor corporation or its Parent, the Administrator may, with the consent of the successor corporation, provide for the consideration to be received upon the exercise of the Option, for each Share of Optioned Stock subject to the Option, to be solely common stock of the successor corporation or its Parent equal in fair market value to the per share consideration received by holders of Common Stock in the merger or sale of assets.

   12. TIME OF GRANTING OPTIONS. The date of grant of an Option shall, for all purposes, be the date on which the Administrator makes the determination granting such Option, or such other date as is determined by the Administrator. Notice of the determination shall be given to each Employee to whom an Option is so granted within a reasonable time after the date of such grant.

   13. AMENDMENT AND TERMINATION OF THE PLAN.

       (a) Amendment and Termination. The Board may at any time amend, alter, suspend or terminate the Plan.

       (b) Shareholder Approval. The Board shall obtain shareholder approval of any Plan amendment to the extent necessary and desirable to comply with Applicable Laws.

       (c) Effect of Amendment or Termination. No amendment, alteration, suspension or termination of the Plan shall impair the rights of any Optionee, unless mutually agreed otherwise between the Optionee and the Administrator, which agreement must be in writing and signed by the Optionee and the Company. Termination of the Plan shall not affect the Administrator's ability to exercise the powers granted to it hereunder with respect to Options granted under the Plan prior to the date of such termination.

   14. CONDITIONS UPON ISSUANCE OF SHARES.

       (a) Legal Compliance. Shares shall not be issued pursuant to the exercise of an Option unless the exercise of such Option and the issuance and delivery of such Shares shall comply with Applicable Laws and shall be further subject to the approval of counsel for the Company with respect to such compliance.

       (b) Investment Representations. As a condition to the exercise of an Option, the Administrator may require the person exercising such Option to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required.

   15. INABILITY TO OBTAIN AUTHORITY. The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

   16. RESERVATION OF SHARES. The Company, during the term of this Plan, shall at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

   17. SHAREHOLDER APPROVAL. The Plan shall be subject to approval by the shareholders of the Company within twelve (12) months after the date the Plan is adopted. Such shareholder approval shall be obtained in the degree and manner required under Applicable Laws.

   18. INFORMATION TO OPTIONEES AND PURCHASERS. The Company shall provide to each Optionee and to each individual who acquires Shares pursuant to the Plan, not less frequently than annually during the period such Optionee or purchaser has one or more Options outstanding, and, in the case of an individual who acquires Shares pursuant to the Plan, during the period such individual owns such Shares, copies of annual financial statements. The Company shall not be required to provide such statements to key employees whose duties in connection with the Company assure their access to equivalent information.